UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2023

Pono Capital Two, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41462	88-1192288
(Commission File Number)	(IRS Employer Identification No.)

643 Ilalo St. #102

Honolulu, Hawaii 96813

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (808) 892-6611

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	PTWOU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	PTWO	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	PTWOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material definitive Agreement.

On May 18, 2023, Pono Capital Two, Inc., a Delaware corporation (the “Company” or “Pono”) and SBC Medical Group Holdings Incorporated, a Delaware corporation (“SBC”), entered into a Note Purchase Agreement (the “Note Purchase Agreement”). SBC is the counterparty to the previously announced Agreement and Plan of Merger, dated as of January 31, 2023 (as amended to date, the “Merger Agreement”), pursuant to which a proposed business combination (the “Business Combination”) among the Company, SBC and Merger Sub, Inc. (“Merger Sub”) would occur in which Merger Sub would merge with and into SBC, with SBC continuing as the surviving corporation. The Note Purchase Agreement and related Note (as defined below) are being entered into in connection with the amendment to the Merger Agreement dated as of April 26, 2023.

Pursuant to the Note Purchase Agreement, the Company and SBC have agreed, subject to the terms and conditions set forth in the Note Purchase Agreement, that the Company will issue and sell to SBC a convertible promissory note (the “Note”) of $1,000,000 in aggregate principal amount (the “Principal Amount”). The Note is convertible into shares of Class A Common Stock, par value $0.0001 per share (“Common Stock”), of the Company. The Note Purchase Agreement contains customary conditions to closing, and the representations and warranties of each party under the Note Purchase Agreement survive the Closing and are binding on any successors or assigns of the Company following the consummation of any such business combination.

On the closing date of the purchase and sale of the Note (the “Closing”), SBC will deliver the Note reflecting the Principal Amount and SBC will deposit $1,000,000 by wire transfer into the specified Company account. Pursuant to the terms of the Note Purchase Agreement, the Closing shall occur not later than May 31, 2023, subject to the satisfaction or waiver of the conditions to the Closing as set forth in the Note Purchase Agreement. The Note does not bear interest (unless otherwise required by applicable law, in which event interest will accrue at the minimum rate required by applicable law) and the Principal Amount may be prepaid at any time.

Immediately prior to the merger being effected in connection with the consummation of the Business Combination, the outstanding Principal Amount will be converted automatically into the number of shares of Common Stock equal to the quotient obtained by dividing (x) the Principal Amount by (y) $10.00, subject to customary adjustments for any stock splits or combinations occurring prior to conversion. Upon issuance of the shares of Common Stock, SBC agreed to enter into a lock-up agreement with respect the shares of Common Stock upon consummation of the Business Combination, in substantially the same form as the one attached to the Merger Agreement, providing for a lock-up period commencing on the closing date of the Business Combination and ending on the earlier of (a) six months from the closing date, (b) the date the Company consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property, and (c) the date on which the closing sale price of Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations and the like) for any twenty (20) trading days within any thirty (30) trading day period commencing at least one hundred and fifty (150) days after the closing date; provided that ⅓ of such restricted shares shall be released from such restrictions if the closing stock price of the shares of Common Stock reaches each of $13.00, $15.00, and $17.00.

In accordance with the terms of the Note, the repayment of the Note shall be accelerated upon the occurrence of an Event of Default (as defined in the Note), whereupon SBC may at any time at its option declare the unpaid Principal Amount due and payable and may exercise all other rights and remedies available to it. The Note may not be assigned or transferred without the prior written consent of the other party thereto.

The foregoing description is qualified in its entirety by reference to the Note Purchase Agreement, and the forms of the Note and the lock-up agreement, copies of which are attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Report is incorporated by reference herein. The Note provides for the conversion of 100,000 shares of Common Stock, subject to the terms and conditions of the Note. The shares are being issued and sold by the Company to SBC in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this Report is incorporated by reference herein.

Forward Looking Statements

Certain statements herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed business combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements contained herein, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Pono’s securities; (ii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Merger Agreement by the stockholders of Pono; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (iv) the outcome of any legal proceedings that may be instituted against any of the parties to the Merger Agreement following the announcement of the entry into the Merger Agreement and proposed business combination; (v) redemptions exceeding anticipated levels or the failure to meet The Nasdaq Capital Market’s initial listing standards in connection with the consummation of the proposed business combination; (vi) the effect of the announcement or pendency of the proposed business combination on SBC’ business relationships, operating results and business generally; (vii) risks that the proposed business combination disrupts the current plans of SBC; (viii) the risk that Pono and SBC will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (ix) the ability of the parties to recognize the benefits of the Merger Agreement and the Business Combination; (x) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (xi) statements regarding SBC’ industry and market size; (xii) financial condition and performance of SBC and Pono, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the Business Combination, potential level of redemptions of Pono’s public stockholders, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of SBC; and (xiii) those factors discussed in Pono’s filings with the SEC and that that will be contained in the proxy statement relating to the Business Combination. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the proxy statement and other documents to be filed by Pono from time to time with the Securities and Exchange Commission (“SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while SBC and Pono may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law. None of SBC or Pono gives any assurance that SBC and Pono will achieve their respective expectations.

Additional Information and Where to Find It

Pono intends to file with the SEC a proxy statement containing information about the proposed transaction and the respective businesses of SBC and Pono. Pono will mail a definitive proxy statement and other relevant documents after the SEC completes its review. Pono stockholders are urged to read the preliminary prospectus and proxy statement and any amendments thereto and the final prospectus and definitive proxy statement in connection with the solicitation of proxies for the special meeting to be held to approve the proposed transaction, because these documents will contain important information about Pono, SBC, and the Business Combination. The definitive proxy statement will be mailed to stockholders of Pono as of a record date to be established for voting on the proposed transaction. Stockholders of Pono will also be able to obtain a free copy of the proxy statement, as well as other filings containing information about Pono without charge, at the SEC’s website (www.sec.gov). Copies of the proxy statement and Pono’s other filings with the SEC can also be obtained, without charge, by directing a request to: Pono Capital Two, Inc, 643 Ilalo St. #102, Honolulu, Hawaii 96813 or calling (808) 892-6611.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute (i) a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination, or (ii) an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Participants in the Solicitation

SBC and Pono and their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the Business Combination. Pono stockholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of Pono in Pono’s Annual Report on Form 10-K filed with the SEC on March 9, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from Pono’s stockholders in connection with the proposed business combination will be included in the definitive proxy statement Pono intends to file with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Note Purchase Agreement, dated as of May 18, 2023, by and between Pono Capital Two, Inc. and SBC Medical Group Holdings Incorporated.
10.2	Form of Convertible Promissory Note.
10.3	Form of Lock-Up Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on February 2, 2023).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PONO CAPITAL TWO, INC.

Date: May 19, 2023	By:	/s/ Darryl Nakamoto
Darryl Nakamoto
Chief Executive Officer